U N I T E D   S T A T E S

              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


         Date of Report
(Date of earliest event reported)       February 25, 1999


           PACIFIC CENTURY FINANCIAL CORPORATION
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


       Delaware                 1-6887            99-0148992
------------------------     -------------    -------------------
(State of incorporation)     (Commission        (IRS Employer
                              File Number)    Identification No.)


   130 Merchant Street, Honolulu, Hawaii              96813
  ----------------------------------------          ----------
  (Address of principal executive offices)          (Zip Code)


      (Registrant's telephone number,
            including area code)            (808) 643-3888

Item 7.  Financial Statements and Exhibits

     (a)   Financial Statements (Unaudited) -- Included with
           Press Release

     (b)  Pro Forma Financial Information -- None

     (c)  Exhibit

          99.1   Press Release



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   February 25, 1999             PACIFIC CENTURY FINANCIAL
                                      CORPORATION

                                      /s/ Richard J. Dahl
                                      (Signature)

                                      Richard J. Dahl
                                      President and Chief
                                      Operating Officer

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549









                 PACIFIC CENTURY FINANCIAL CORPORATION







                      EXHIBIT TO CURRENT REPORT ON
                    FORM 8-K DATED February 25, 1999





















                                   Commission File Number 1-6887

             Improved Fourth Quarter 1998 Earnings
            At Pacific Century Financial Corporation


                    FOR IMMEDIATE RELEASE


     Honolulu - (January 20, 1999) Pacific Century Financial Corporation, the parent company of Bank of Hawaii and Pacific Century Bank, N.A. reported a 5.6 percent increase in fourth quarter earnings over the fourth quarter of 1997. Net income was $35.0 million compared to $33.1 million reported for the same quarter in 1997. Diluted earnings per share were $0.43, up 4.9 percent from $0.41 for fourth quarter 1997. Return on average assets for the quarter was 0.93 percent and return on average equity was 11.72 percent.

     "The fourth quarter's improved performance evidences our prudent and expeditious management of the Asian Rim crisis which first impacted our results in the fourth quarter of 1997," said Lawrence M. Johnson, chairman and chief executive officer.

     "By staying focused on our core businesses of working capital lending, trade finance and correspondent banking in Asia, we have been able to manage through this situation with better than expected results."

     Net income for 1998 stood at $107.0 million compared to $139.5 million in 1997, a 23.3 percent decrease directly linked to the company's second quarter 1998 results, which included a restructuring charge and increased provisioning to the reserve for loan losses. Diluted earnings per share were $1.32, compared with $1.72 for 1997.

     Total assets at year-end were $15.0 billion, similar to year-end 1997. Net loans ended 1998 at $9.4 billion, up 3.3 percent from $9.1 billion at December 31, 1997. Total deposits were $9.6 billion at both year-end 1998 and year-end 1997.

     "There are several bright spots that give us confidence in the potential of Pacific Century," said Johnson. "Despite a year marked by change and challenge, Bank of Hawaii had a banner year in residential lending, closing in excess of $1.0 billion dollars in residential loans for 1998, the highest dollar amount ever for any mortgage lender in the State of Hawaii."

     Johnson also noted, "In the South Pacific market, we are making excellent progress in gaining synergies as we merge the operations of Banque Paribas, acquired in the second quarter in Tahiti and New Caledonia. On the U.S. mainland, the merger of Pacific Century Bank and California United Bank in the third quarter allowed us to gain efficiencies by consolidating our back office functions."

     Last February, Pacific Century announced the two-year New Era restructuring and redesign program which identified several key initiatives for change and laid out an aggressive agenda for accomplishing those objectives. Johnson noted that the company is on track and ahead of schedule on all fronts of these initiatives. Among the key events were the merger of First Federal Savings & Loan Association with Bank of Hawaii, and the outsourcing of Bank of Hawaii's credit card processing.

     "These results are a validation of the course we have set and the actions we are taking to transform our company and to achieve our performance goals," said Johnson.

     Pacific Century Financial Corporation is a regional financial services holding company with locations throughout the Pacific region. Pacific Century and its subsidiaries provide varied financial services to businesses, governments and consumers in four principal markets: Hawaii, the West and South Pacific, Asia and selected markets on the U.S. Mainland. Pacific Century's subsidiary, Bank of Hawaii, is the state's largest commercial bank.

     This press release may contain forward-looking information. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurances that such assumptions will prove true. Forward-looking statements by the company involve significant risk and uncertainties, and actual results could differ materially from those stated or implied by such forward-looking statements. Factors that might cause such differences to occur include economic conditions in markets the company serves and those that impact the Hawaii, U.S. Mainland (especially California) and Asian economies, changes in the currencies of Pacific Basin and Pacific Rim countries relative to the U.S. dollar, changes in interest rates, changes in state or federal income tax laws, changes in applicable federal, state and foreign regulatory and monetary policy, and the nature and level of competition from others.

                              # # #

Highlights  (Unaudited)                                           Pacific Century Financial Corporation and subsidiaries
------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars except per share amounts)
                                                                                                             Percentage
Earnings Highlights and Performance Ratios                                             1998          1997        Change
------------------------------------------------------------------------------------------------------------------------
Three Months Ended December 31
   Net Income                                                                       $35,013       $33,148           5.6%
   Basic Earnings Per Share                                                            0.44          0.41           7.3%
   Diluted Earnings Per Share                                                          0.43          0.41           4.9%
   Cash Dividends                                                                    13,649        12,944

   Return on Average Assets                                                            0.93%         0.90%
   Return on Average Equity                                                           11.72%        11.53%
   Average Spread on Earning Assets                                                    4.15%         4.09%

Twelve Months Ended December 31
   Net Income                                                                      $106,964      $139,488         -23.3%
   Basic Earnings Per Share                                                            1.33          1.75         -24.0%
   Diluted Earnings Per Share                                                          1.32          1.72         -23.3%
   Cash Dividends                                                                    52,776        49,725

   Return on Average Assets                                                            0.72%         0.98%
   Return on Average Equity                                                            9.21%        12.57%
   Average Spread on Earning Assets                                                    4.22%         3.98%

Summary of Results Excluding the Effect of Intangibles (a)
------------------------------------------------------------------------------------------------------------------------
   Tangible Net Income                                                              $38,795       $36,434           6.5%
   Tangible Basic Earnings per Share                                                  $0.48         $0.46           4.3%
   Tangible Diluted Earnings per Share                                                $0.48         $0.45           6.7%
   Tangible Return on Average Assets                                                   1.05%         1.01%
   Tangible Return on Average Equity                                                  15.89%        15.50%

Twelve Months Ended December 31
   Tangible Net Income                                                             $121,704      $150,666         -19.2%
   Tangible Basic Earnings per Share                                                  $1.52         $1.89         -19.6%
   Tangible Diluted Earnings per Share                                                $1.50         $1.86         -19.4%
   Tangible Return on Average Assets                                                   0.83%         1.07%
   Tangible Return on Average Equity                                                  12.84%        15.78%

(a) Intangibles include goodwill, core deposit and trust intangibles, and other intangibles.
                                                                                December 31   December 31    Percentage
Statement of Condition Highlights and Performance Ratios                               1998          1997        Change
------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $15,016,563   $14,995,464           0.1%
Total Deposits                                                                    9,576,342     9,607,695          -0.3%
Net Loans                                                                         9,416,809     9,114,325           3.3%
Total Shareholders' Equity                                                        1,185,594     1,117,207           6.1%
------------------------------------------------------------------------------------------------------------------------
Book Value Per Common Share                                                          $14.76        $14.02
Loss Reserve / Loans Outstanding                                                       2.19%         1.88%
Average Equity / Average Assets                                                        7.81%         7.79%

Common Stock Price Range                                                               High           Low
1997  ..............................                                                 $28.06        $20.31
1998- First Quarter.................                                                 $25.13        $20.31
      Second Quarter................                                                 $25.88        $23.56
      Third Quarter.................                                                 $24.06        $14.75
      Fourth Quarter................                                                 $24.38        $15.50

                 Corporate Offices:                                           Inquiries:
                 Financial Plaza of the Pacific                               David A. Houle
                 130 Merchant Street                                          Executive Vice President, Treasurer
                 Honolulu, Hawaii  96813                                      and Chief Financial Officer
                                                                              (808) 537-8288
/TABLE

Pacific Century Financial Corporation and subsidiaries
Quarterly Summary of Selected Consolidated Financial Data
------------------------------------------------------------------------------------------------------------------------
                                                     1998                                      1997
(in millions of dollars except         ---------------------------------------  ----------------------------------------
    per share amounts)                  Dec. 31  Sept. 30  Jun. 30   Mar. 31     Dec. 31   Sept. 30  Jun. 30   Mar. 31
------------------------------------------------------------------------------------------------------------------------
Balance Sheet Totals
Net Loans                              $9,416.8  $9,132.7  $9,045.7  $9,025.3    $9,114.3  $9,145.0  $8,653.0  $8,400.9
Total Assets                           15,016.6  14,638.5  14,731.1  14,757.8    14,995.5  14,814.2  14,168.7  13,986.8
Deposits                                9,576.3   9,422.9   9,506.0   9,435.4     9,607.7   9,443.3   8,916.2   9,101.1
Long-Term Debt                            585.6     624.6     665.1     684.8       705.8     766.5     701.6     698.4
Shareholders' Equity                    1,185.6   1,167.0   1,140.5   1,143.3     1,117.2   1,141.2   1,082.2   1,061.4


Quarterly Operating Results
Total Interest Income                    $269.2    $275.5    $282.1    $273.1      $272.5    $271.5    $255.5    $250.2
Net Interest Income                       143.5     144.5     146.9     141.7       137.8     135.6     125.0     125.0
Provision for Loan Losses                  13.0      10.7      42.0      18.3         9.8       8.2       7.3       5.1
Non-Interest Income                        55.5      53.6      49.8      52.9        53.7      46.1      46.3      41.7
Non-Interest Expense                      131.1     136.2     151.7     121.7       128.8     119.0     109.0     106.1
Net Income                                 35.0      34.8       3.1      34.0        33.1      35.3      35.6      35.5

Basic Earnings Per Share                  $0.44     $0.43     $0.04     $0.43       $0.41     $0.44     $0.45     $0.45
Diluted Earnings Per Share                $0.43     $0.43     $0.04     $0.42       $0.41     $0.43     $0.44     $0.44

Return on Average Assets                   0.93%     0.93%     0.08%     0.95%       0.90%     0.95%     1.03%     1.04%
Return on Average Equity                  11.72%    11.87%     1.08%    12.11%      11.52%    12.16%    13.34%    13.40%

Excluding the Effects of Intangibles (1)
   Tangible Net Income                    $38.8     $39.0      $7.4     $36.4       $36.4     $38.7     $38.5     $37.1
   Tangible Basic Earnings Per Share      $0.48     $0.48     $0.09     $0.46       $0.46     $0.48     $0.49     $0.47
   Tangible Diluted Earnings Per Share    $0.48     $0.48     $0.09     $0.45       $0.45     $0.47     $0.48     $0.46
   Tangible Return on Average Assets       1.05%     1.05%     0.20%     1.03%       1.01%     1.05%     1.13%     1.10%
   Tangible Return on Average Equity      15.89%    14.78%     3.25%    15.87%      15.50%    15.36%    16.58%    15.74%




(1) Intangibles include goodwill, core deposit and trust intangibles, and other intangibles.
/TABLE

Consolidated Statements of Condition (Unaudited)            Pacific Century Financial Corporation and subsidiaries
------------------------------------------------------------------------------------------------------------------
                                                                                        December 31   December 31
(in thousands of dollars)                                                                      1998          1997
------------------------------------------------------------------------------------------------------------------
Assets
Interest-Bearing Deposits                                                                  $453,527      $335,847
Investment Securities - Held to Maturity
          (Market Value of $668,068 and $1,223,235 respectively)                            652,802     1,220,215
Investment Securities - Available for Sale                                                3,018,403     2,586,698
Funds Sold                                                                                   45,683        80,457
Loans                                                                                     9,854,000     9,498,408
  Unearned Income                                                                          (225,915)     (209,721)
  Reserve for Loan Losses                                                                  (211,276)     (174,362)
------------------------------------------------------------------------------------------------------------------
Net Loans                                                                                 9,416,809     9,114,325
------------------------------------------------------------------------------------------------------------------
    Total Earning Assets                                                                 13,587,224    13,337,542
Cash and Non-Interest Bearing Deposits                                                      564,243       795,332
Premises and Equipment                                                                      293,591       288,358
Customers' Acceptance Liability                                                               8,227        21,575
Accrued Interest Receivable                                                                  85,485        93,831
Other Real Estate                                                                             5,648         6,151
Intangibles, including Goodwill                                                             216,106       203,366
Other Assets                                                                                256,039       249,309
------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                        $15,016,563   $14,995,464
==================================================================================================================
Liabilities
Domestic Deposits
  Demand - Non-Interest Bearing                                                           1,745,747    $1,714,886
                 - Interest Bearing                                                       2,385,285     2,112,425
  Savings                                                                                   740,378       823,216
  Time                                                                                    2,637,746     2,929,782
Foreign Deposits
  Demand - Non-Interest Bearing                                                             489,672       351,178
  Time Due to Banks                                                                         685,137       707,684
  Other Savings and Time                                                                    892,377       968,524
------------------------------------------------------------------------------------------------------------------
    Total Deposits                                                                        9,576,342     9,607,695

Securities Sold Under Agreements to Repurchase                                            2,008,399     2,279,124
Funds Purchased                                                                             942,062       710,472
Short-Term Borrowings                                                                       356,822       226,127
Bank's Acceptances Outstanding                                                                8,227        21,575
Accrued Retirement Expense                                                                   39,811        37,737
Accrued Interest Payable                                                                     55,694        57,512
Accrued Taxes Payable                                                                       114,443       152,092
Minority Interest                                                                             7,394         5,758
Other Liabilities                                                                           136,159        74,376
Long-Term Debt                                                                              585,616       705,789
------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    13,830,969    13,878,257

Shareholders' Equity
Common Stock ($.01 par value at December 31, 1998 and $2.00 par value at December 31, 1997), authorized 500,000,000 shares;
    issued / outstanding,  December 1998 -80,512,372 / 80,325,998;
    December 1997 - 79,684,553 / 79,684,553;                                                    805       159,369
Capital Surplus                                                                             342,932       168,920
Accumulated Other Comprehensive Income                                                      (22,476)      (24,766)
Retained Earnings                                                                           867,852       813,684
Treasury Stock, at Cost - 186,374 December 1998                                              (3,519)           --
------------------------------------------------------------------------------------------------------------------
    Total Shareholders' Equity                                                            1,185,594     1,117,207
------------------------------------------------------------------------------------------------------------------
    Total Liabilities and Shareholders' Equity                                          $15,016,563   $14,995,464
==================================================================================================================
/TABLE

Consolidated Statements of Income (Unaudited)               Pacific Century Financial Corporation and subsidiaries
------------------------------------------------------------------------------------------------------------------
                                                               3 Months      3 Months     12 Months     12 Months
                                                                  Ended         Ended         Ended         Ended
                                                            December 31   December 31   December 31   December 31
(in thousands of dollars except per share amounts)                 1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------------
Interest Income
  Interest on Loans                                            $182,569      $188,713      $748,495      $714,572
  Loan Fees                                                      10,280         9,651        45,340        34,334
  Income on Lease Financing                                       7,270         6,188        25,699        22,063
  Interest and Dividends on Investment Securities
    Taxable                                                      13,268        19,841        67,717        81,845
    Non-taxable                                                     273           312         1,096         1,186
  Income on Investment Securities Available for Sale             43,857        40,309       170,963       158,851
  Interest on Deposits                                           10,896         6,536        36,676        33,058
  Interest on Security Resale Agreements                             41            --            82            86
  Interest on Funds Sold                                            755         1,012         3,718         3,727
------------------------------------------------------------------------------------------------------------------
    Total Interest Income                                       269,209       272,562     1,099,786     1,049,722
Interest Expense
  Interest on Deposits                                           76,524        82,685       317,919       323,114
  Interest on Security Repurchase Agreements                     27,097        30,309       121,445       115,461
  Interest on Funds Purchased                                     8,032         6,217        26,720        23,805
  Interest on Short-Term Borrowings                               4,035         3,715        14,376        17,554
  Interest on Long-Term Debt                                      9,988        11,785        42,725        46,344
------------------------------------------------------------------------------------------------------------------
    Total Interest Expense                                      125,676       134,711       523,185       526,278
------------------------------------------------------------------------------------------------------------------

Net Interest Income                                             143,533       137,851       576,601       523,444

Provision for Loan Losses                                        12,992         9,802        84,014        30,338
------------------------------------------------------------------------------------------------------------------
Net Interest Income After Provision for Loan Losses             130,541       128,049       492,587       493,106
Non-Interest Income
  Trust Income                                                   14,318        12,966        55,879        52,237
  Service Charges on Deposit Accounts                             9,512         8,366        35,459        29,354
  Fees, Exchange, and Other Service Charges                      20,093        17,780        77,881        67,081
  Other Operating Income                                         10,307        13,799        38,446        36,043
  Investment Securities Gains                                     1,243           770         4,086         3,074
------------------------------------------------------------------------------------------------------------------
    Total Non-Interest Income                                    55,473        53,681       211,751       187,789
Non-Interest Expense
  Salaries                                                       48,614        46,473       194,522       173,159
  Pensions and Other Employee Benefits                           13,827        13,503        56,003        53,535
  Net Occupancy Expense                                          11,805        14,105        46,799        46,725
  Net Equipment Expense                                          13,180         9,994        49,009        38,524
  Other Operating Expense                                        43,930        44,335       174,546       149,464
  Restructuring Charge                                               --            --        19,400            --
  Minority Interest                                                (241)          489           446         1,488
------------------------------------------------------------------------------------------------------------------
    Total Non-Interest Expense                                  131,115       128,899       540,725       462,895
------------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                       54,899        52,831       163,613       218,000
Provision for Income Taxes                                       19,886        19,683        56,649        78,512
------------------------------------------------------------------------------------------------------------------

Net Income                                                      $35,013       $33,148      $106,964      $139,488
==================================================================================================================
Basic Earnings Per Share                                          $0.44         $0.41         $1.33         $1.75
Diluted Earnings Per Share                                        $0.43         $0.41         $1.32         $1.72
Dividends Declared Per Share                                      $0.17       $0.1625       $0.6575        $0.625
Basic Weighted Average Shares                                80,307,913    79,982,082    80,228,424    79,794,011
Diluted Weighted Average Shares                              81,154,793    81,246,771    81,142,144    80,946,170
==================================================================================================================

Pacific Century Financial Corporation and subsidiaries
Consolidated Statements of Shareholders' Equity (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                              Other
                                                                  Common     Capital  Comprehensive Retained Treasury Comprehensive
(in thousands of dollars except per share amounts)     Total       Stock     Surplus         Income Earnings    Stock       Income
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997                      $1,117,207    $159,369    $168,920       ($24,766)$813,684    $-
Comprehensive Income
     Net Income                                      106,964        -           -              -     106,964     -        $106,964
     Other Comprehensive Income, Net of Tax
         Investment Securities, Net of
              Reclassification Adjustment             (3,747)       -           -            (2,732)    -        -          (2,732)
         Foreign Currency Translation Adjustment       6,686        -           -             5,671     -        -           5,671
         Pension Liability Adjustments                  (649)       -           -              (649)    -        -            (649)
                                                                                                                      -------------
     Total Comprehensive Income                                                                                           $109,254
                                                                                                                      =============

Common Stock Issued
  125,889 Profit Sharing Plan                          3,559         225       2,627           -        -         707
  543,256 Stock Option Plan                           10,084         530       8,408           -         (20)   1,166
  153,574 Dividend Reinvestment Plan                   5,441         199       3,335           -        -       1,907
    5,100 Directors' Restricted Shares and
               Deferred Compensation Plan                139           1         123           -        -          15
Treasury Stock Purchased                              (7,314)       -           -              -        -      (7,314)
Change in par value of common stock from
   $2.00 per share to $.01 per share                       -    (159,519)    159,519           -        -        -
Cash Dividends Paid                                  (52,776)       -           -              -     (52,776)    -
----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1998                      $1,185,594        $805    $342,932       ($22,476)$867,852  ($3,519)
======================================================================================================================

Balance at December 31, 1996                      $1,066,122     $79,918    $186,391        ($3,722)$803,535    $-
Comprehensive Income
     Net Income                                      139,488        -           -              -     139,488     -        $139,488
     Other Comprehensive Income, Net of Tax
         Investment Securities, Net of
              Reclassification Adjustment              3,233        -           -             3,233     -        -           3,233
         Foreign Currency Translation Adjustment     (24,277)       -           -           (24,277)    -        -         (24,277)
                                                                                                                      -------------
     Total Comprehensive Income                                                                                           $118,444
                                                                                                                      =============

Common Stock Issued
   88,517 Profit Sharing Plan                          4,116         177       3,939           -        -        -
  231,264 Stock Option Plan                            5,356         463       4,893           -        -        -
  164,671 Dividend Reinvestment Plan                   6,754         329       6,425           -        -        -
    3,407 Directors' Restricted Shares and
               Deferred Compensation Plan                150           7         143           -        -        -
2,317,873 Shares Issued to Acquire CU Bancorp        108,469       4,636     103,833           -        -        -
Stock Repurchased                                   (142,479)     (5,775)   (136,704)          -        -        -
Two-for-One Stock Split in the form of a
   100% Stock Dividend                                  -         79,614        -              -     (79,614)    -
Cash Dividends Paid                                  (49,725)       -           -              -     (49,725)    -
----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997                      $1,117,207    $159,369    $168,920       ($24,766)$813,684    $-
======================================================================================================================
/TABLE

Pacific Century Financial Corporation and subsidiaries
Consolidated Average Balances and Interest Rates Taxable Equivalent
----------------------------------------------------------------------------------------------------------
                                                        Three Months Ended           Three Months Ended
                                                        December 31, 1998            December 31, 1997
                                                       Average Income/Yield/        Average Income/Yield/
(in millions of dollars)                               Balance Expense  Rate        Balance Expense  Rate
----------------------------------------------------------------------------------------------------------
Earning Assets
  Interest Bearing Deposits                             $510.0  $10.9   8.48%        $366.8   $6.5   7.07%
  Investment Securities Held to Maturity
    -Taxable                                             670.0   13.3   7.86        1,183.5   19.8   6.65
    -Tax-Exempt                                           11.7    0.4  14.21           12.4    0.5  15.31
  Investment Securities Available for Sale             2,983.0   43.9   5.83        2,494.6   40.3   6.41
  Funds Sold                                              67.9    0.8   4.65           71.7    1.0   5.60
  Net Loans
    -Domestic                                          7,727.2  156.4   8.03        7,676.0  161.9   8.37
    -Foreign                                           1,762.9   33.4   7.53        1,578.8   33.1   8.31
  Loan Fees                                                      10.3                          9.7
                                                     ------------------------     ------------------------
    Total Earning Assets                              13,732.7  269.4   7.78       13,383.8  272.8   8.09
Cash and Due From Banks                                  585.0                        564.0
Other Assets                                             611.8                        602.3
                                                     ----------                   ----------
    Total Assets                                     $14,929.5                    $14,550.1
                                                     ==========                   ==========


Interest Bearing Liabilities
  Domestic Deposits - Demand                          $2,074.1   13.3   2.54       $2,104.3   14.0   2.63
                    - Savings                            755.1    3.9   2.07          844.6    5.2   2.46
                    - Time                             2,798.1   34.5   4.89        2,917.1   40.5   5.51
                                                     ------------------------     ------------------------
    Total Domestic                                     5,627.3   51.7   3.65        5,866.0   59.7   4.04
  Foreign Deposits
    - Time Due to Banks                                  630.2   10.2   6.41          546.4    8.8   6.39
    - Other Time and Savings                           1,188.5   14.6   4.88        1,198.5   14.2   4.69
                                                     ------------------------     ------------------------
    Total Foreign                                      1,818.7   24.8   5.41        1,744.9   23.0   5.22
                                                     ------------------------     ------------------------
    Total Deposits                                     7,446.0   76.5   4.08        7,610.9   82.7   4.31
Short-Term Borrowings                                  3,031.9   39.2   5.12        2,933.1   40.2   5.44
Long-Term Debt                                           639.3   10.0   6.20          727.8   11.8   6.42
                                                     ------------------------     ------------------------
    Total Interest Bearing Liabilities                11,117.2  125.7   4.48       11,271.8  134.7   4.74
                                                     ------------------------     ------------------------
Net Interest Income                                             143.7   3.30                 138.1   3.35
Average Spread on Earning Assets                                        4.15%                        4.09%
Demand Deposits     - Domestic                         1,648.3                      1,674.4
                    - Foreign                            511.8                        267.9
                                                     ----------                   ----------
Total Demand Deposits                                  2,160.1                      1,942.3
Other Liabilities                                        466.7                        194.9
Shareholders' Equity                                   1,185.5                      1,141.1
                                                     ----------                   ----------
    Total Liabilities and Shareholders' Equity       $14,929.5                    $14,550.1
                                                     ==========                   ==========

Provision for Possible Loan Losses                               13.0                          9.8
Net Overhead                                                     75.6                         75.3
                                                               -------                      -------
Income Before Income Taxes                                       55.1                         53.0
Provision for Income Taxes                                       19.9                         19.7
Tax-Equivalent Adjustment                                         0.2                          0.2
                                                               -------                      -------
Net Income                                                      $35.0                        $33.1
                                                               =======                      =======
/TABLE

Pacific Century Financial Corporation and subsidiaries
Consolidated Average Balances and Interest Rates Taxable Equivalent
----------------------------------------------------------------------------------------------------------
                                                        Twelve Months Ended          Twelve Months Ended
                                                         December 31, 1998            December 31, 1997
                                                      Average  Income/Yield/       Average  Income/Yield/
(in millions of dollars)                              Balance  Expense  Rate       Balance  Expense  Rate
----------------------------------------------------------------------------------------------------------
Earning Assets
  Interest Bearing Deposits                            $508.8   $36.7   7.21%       $486.3   $33.1   6.80%
  Investment Securities Held to Maturity
    -Taxable                                            890.6    67.7   7.60       1,220.4    81.8   6.71
    -Tax-Exempt                                          11.8     1.7  14.34          12.5     1.8  14.55
  Investment Securities Available for Sale            2,769.3   171.0   6.17       2,452.0   158.8   6.48
  Funds Sold                                             69.7     3.8   5.45          76.4     3.8   4.99
  Net Loans
    -Domestic                                         7,669.7   643.8   8.39       7,389.4   607.7   8.22
    -Foreign                                          1,752.6   130.4   7.44       1,540.3   129.2   8.39
  Loan Fees                                                      45.3                         34.4
                                                    ------------------------     ------------------------
    Total Earning Assets                             13,672.5 1,100.4   8.05      13,177.3 1,050.6   7.97
Cash and Due From Banks                                 590.1                        545.1
Other Assets                                            608.1                        519.9
                                                    ----------                   ----------
    Total Assets                                    $14,870.7                    $14,242.3
                                                    ==========                   ==========


Interest Bearing Liabilities
  Domestic Deposits - Demand                         $2,114.8    55.7   2.64      $1,945.3    52.9   2.72
                    - Savings                           783.9    18.5   2.35         865.5    21.4   2.48
                    - Time                            2,780.7   145.4   5.23       2,858.7   157.0   5.49
                                                    ------------------------     ------------------------
    Total Domestic                                    5,679.4   219.6   3.87       5,669.5   231.3   4.08
  Foreign Deposits
    - Time Due to Banks                                 596.1    40.4   6.78         718.7    43.6   6.06
    - Other Time and Savings                          1,176.1    57.9   4.92       1,079.0    48.2   4.47
                                                    ------------------------     ------------------------
    Total Foreign                                     1,772.2    98.3   5.55       1,797.7    91.8   5.10
                                                    ------------------------     ------------------------
    Total Deposits                                    7,451.6   317.9   4.27       7,467.2   323.1   4.33
Short-Term Borrowings                                 3,072.9   162.6   5.29       2,868.7   156.8   5.47
Long-Term Debt                                          676.5    42.7   6.32         725.5    46.4   6.39
                                                    ------------------------     ------------------------
    Total Interest Bearing Liabilities               11,201.0   523.2   4.67      11,061.4   526.3   4.76
                                                    ------------------------     ------------------------
Net Interest Income                                             577.2   3.38                 524.3   3.21
Average Spread on Earning Assets                                        4.22%                        3.98%
Demand Deposits     - Domestic                        1,650.4                      1,516.8
                    - Foreign                           447.7                        264.0
                                                    ----------                   ----------
Total Demand Deposits                                 2,098.1                      1,780.8
Other Liabilities                                       410.8                        290.8
Shareholders' Equity                                  1,160.8                      1,109.3
                                                    ----------                   ----------
    Total Liabilities and Shareholders' Equity      $14,870.7                    $14,242.3
                                                    ==========                   ==========

Provision for Possible Loan Losses                              84.0                          30.3
Net Overhead                                                   329.0                         275.1
                                                              -------                       -------
Income Before Income Taxes                                     164.2                         218.9
Provision for Income Taxes                                      56.6                          78.5
Tax-Equivalent Adjustment                                        0.6                           0.9
                                                              -------                       -------
Net Income                                                    $107.0                        $139.5
                                                              =======                       =======
/TABLE

Pacific Century Financial Corporation and subsidiaries
Consolidated Non-Performing Assets and Accruing Loans Past Due 90 Days or More                                 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                       Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   June 30    Mar 31      Dec 31
(in millions of dollars)                 1998     1998     1998     1998     1997     1997      1997      1997        1996
---------------------------------------------------------------------------------------------------------------------------
Non-Accrual Loans
   Commercial                           $28.2    $24.0    $23.7    $11.1    $10.7    $12.9     $16.6     $20.9       $20.9
   Real Estate
     Construction                         2.9      4.4      2.2      6.4      1.0      0.9       0.7       0.6         0.3
     Commercial                           5.4      6.7      3.4      2.2      2.8      3.8       3.5       3.6         4.1
     Residential                         36.4     35.9     35.2     36.7     32.9     35.8      35.7      29.4        23.6
   Installment                            0.8      0.9      1.9      2.3      2.0      1.9       1.7       1.6         1.3
   Leases                                 0.7      0.8       --      0.3       --      0.2       0.3       0.1          --
   Foreign                               57.5     67.9     59.7     27.7     39.9     26.1      23.5      20.1        22.3
                                     --------------------------------------------------------------------------------------
         Subtotal                       131.9    140.6    126.1     86.7     89.3     81.6      82.0      76.3        72.5


Restructured Loans
   Real Estate
     Commercial                            --       --      1.6      1.6      1.6      2.1        --        --          --
                                     --------------------------------------------------------------------------------------
         Subtotal                          --       --      1.6      1.6      1.6      2.1        --        --          --


Foreclosed Real Estate
   Domestic                               5.5     10.8     11.6      6.1      6.2     11.0      11.6      11.3        10.7
   Foreign                                0.1      0.1       --       --       --       --        --        --          --
                                     --------------------------------------------------------------------------------------
         Subtotal                         5.6     10.9     11.6      6.1      6.2     11.0      11.6      11.3        10.7
                                     --------------------------------------------------------------------------------------
     Total Non-Performing Assets        137.5    151.5    139.3     94.4     97.1     94.7      93.6      87.6        83.2
                                     --------------------------------------------------------------------------------------

Accruing Loans Past Due 90 Days or More
   Commercial                             0.4      7.3      2.4      2.2      2.0      2.2       0.7       1.5         2.0
   Real Estate
     Construction                         0.4      0.6      4.2       --       --      0.4       0.1        --         0.4
     Commercial                            --      0.8      0.9      5.8      0.6      3.0       0.3       2.8         6.8
     Residential                          4.5      4.8      2.4      3.8      7.3      3.0       2.6       6.8         6.8
   Installment                            7.3      6.6      6.4      7.7      7.6      6.9       8.2      10.2         9.0
   Leases                                 0.3      0.1      0.9      0.1      0.1      0.2       0.2       0.1         0.2
   Foreign                                7.9      7.1      4.9      4.8      7.4     10.1      10.5       8.5         9.5
                                     --------------------------------------------------------------------------------------
         Subtotal                        20.8     27.3     22.1     24.4     25.0     25.8      22.6      29.9        34.7
                                     --------------------------------------------------------------------------------------
     Total                             $158.3   $178.8   $161.4   $118.8   $122.1   $120.5    $116.2    $117.5      $117.9
                                     ======================================================================================
---------------------------------------------------------------------------------------------------------------------------
Ratio of Non-Performing Assets
   to Total Loans                        1.40%    1.59%    1.47%    1.00%    1.02%    0.99%     1.04%     1.00%       0.96%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Ratio of Non-Performing Assets
   and Accruing Loans Past Due
   90 Days or More to Total Loans        1.61%    1.87%    1.71%    1.26%    1.29%    1.26%     1.29%     1.34%       1.36%
---------------------------------------------------------------------------------------------------------------------------
/TABLE

Summary of Loan Loss Experience                           Pacific Century Financial Corporation and subsidiaries
-----------------------------------------------------------------------------------------------------------------
                                              Fourth       Third      Second       First   12 Months   12 Months
                                             Quarter     Quarter     Quarter     Quarter       Ended       Ended
(in millions of dollars)                        1998        1998        1998        1998        1998        1997
-----------------------------------------------------------------------------------------------------------------
Average Amount of Loans Outstanding         $9,490.1    $9,499.6    $9,619.7    $9,234.0    $9,422.3    $8,929.7
Balance of Reserve for Loan Losses
   at Beginning of Period                     $209.7      $204.0      $175.2      $174.4      $174.4      $167.8
Loans Charged-Off
   Commercial and Industrial                     1.5         4.3         7.2         2.3        15.3        12.7
   Real Estate - Mortgage
     Commercial                                  2.0         0.3         0.2          --         2.5         1.3
     Residential                                 1.3         0.8         0.2         0.6         2.9         1.9
   Installment                                   5.7         6.9         6.0         7.2        25.8        28.1


   Foreign                                       8.0         0.6        16.0        10.2        34.8        10.6
   Leases                                        0.5          --         0.1         0.1         0.7         0.5
-----------------------------------------------------------------------------------------------------------------
Total Charged-Off                               19.0        12.9        29.7        20.4        82.0        55.1
Recoveries on Loans Previously Charged-Off
   Commercial and Industrial                     0.6         0.6         1.0         0.6         2.8        16.4
   Construction                                  0.1          --          --          --         0.1          --
   Real Estate - Mortgage
     Commercial                                   --         0.2         1.0          --         1.2         0.6
     Residential                                  --          --         0.1         0.1         0.2         1.0
   Installment                                   1.6         1.8         1.5         1.5         6.4         6.3


   Foreign                                       5.1         0.1         0.1         0.3         5.6         0.6
-----------------------------------------------------------------------------------------------------------------
Total Recoveries                                 7.4         2.7         3.7         2.5        16.3        24.9
-----------------------------------------------------------------------------------------------------------------
Net Charge-Offs                                (11.6)      (10.2)      (26.0)      (17.9)      (65.7)      (30.2)
Provision Charged to Operating Expenses         13.0        10.7        42.0        18.3        84.0        30.3
Other Net Additions *                            0.2         5.2        12.8         0.4        18.6         6.5
-----------------------------------------------------------------------------------------------------------------
Balance at End of Period                      $211.3      $209.7      $204.0      $175.2      $211.3      $174.4
=================================================================================================================
Ratio of Net Charge-Offs to
  Average Loans Outstanding  (annualized)       0.49%       0.43%       1.08%       0.78%       0.70%       0.34%
-----------------------------------------------------------------------------------------------------------------
Ratio of Reserve to Loans Outstanding           2.19%       2.24%       2.21%       1.90%       2.19%       1.88%
-----------------------------------------------------------------------------------------------------------------
* Includes balance transfers, reserves acquired, and foreign currency translation adjustments.